                                                                       EXHIBIT 2


                              PROPOSED AMENDMENTS
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           TELE-COMMUNICATIONS, INC.
              (IMPLEMENTING THE TCI VENTURES GROUP STOCK PROPOSAL)

SECTION E OF ARTICLE IV OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS PROPOSED TO BE AMENDED PURSUANT TO THE TCI VENTURES GROUP STOCK PROPOSAL TO READ IN ITS ENTIRETY AS FOLLOWS:

                                   "SECTION E

           SERIES A TCI GROUP COMMON STOCK, SERIES B TCI GROUP COMMON
               STOCK, SERIES A LIBERTY MEDIA GROUP COMMON STOCK,
                   SERIES B LIBERTY MEDIA GROUP COMMON STOCK,
                  SERIES A TCI VENTURES GROUP COMMON STOCK AND
                    SERIES B TCI VENTURES GROUP COMMON STOCK

         One billion seven hundred fifty million (1,750,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series A TCI Group Common Stock (the "Series A TCI Group Common Stock"), one hundred fifty million (150,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series B TCI Group Common Stock (the "Series B TCI Group Common Stock"), seven hundred fifty million (750,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series A Liberty Media Group Common Stock (the "Series A Liberty Media Group Common Stock"), seventy-five million (75,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series B Liberty Media Group Common Stock (the "Series B Liberty Media Group Common Stock"), seven hundred fifty million (750,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series A TCI Ventures Group Common Stock (the "Series A TCI Ventures Group Common Stock") and seventy five million (75,000,000) shares of Common Stock shall be of a series designated Tele-Communications, Inc. Series B TCI Ventures Group Common Stock (the "Series B TCI Ventures Group Common Stock").

         Each share of Series A TCI Group Common Stock and each share of Series B TCI Group Common Stock shall, except as otherwise provided in this Section E, be identical in all respects and shall have equal rights, powers and privileges.

         Each share of Series A Liberty Media Group Common Stock and each share of Series B Liberty Media Group Common Stock shall, except as otherwise provided in this Section E, be identical in all respects and shall have equal rights, powers and privileges.

         Each share of Series A TCI Ventures Group Common Stock and each share of Series B TCI Ventures Group Common Stock shall, except as otherwise provided in this Section E, be identical in all respects and shall have equal rights, powers and privileges.

1.       Voting Rights.

         Holders of Series A TCI Group Common Stock shall be entitled to one vote for each share of such stock held, holders of Series B TCI Group Common Stock shall be entitled to ten votes for each share of such stock held, holders of Series A Liberty Media Group Common Stock shall be entitled to one vote for each share of such stock held, holders of Series B Liberty Media Group Common Stock shall be entitled to ten votes for each share of such stock held, holders of Series A TCI Ventures Group Common Stock shall be entitled to one vote for each share of such stock held, and holders of Series B TCI Ventures Group Common Stock shall be entitled to ten votes for each share of such stock held, on all matters presented to such stockholders. Except as may otherwise be required by the laws of the State of Delaware or, with respect to any class of Preferred Stock or any series of such a class, in this



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
Certificate (including any resolution or resolutions providing for the establishment of such class or series pursuant to authority vested in the Board of Directors by this Certificate), the holders of shares of Series A TCI Group Common Stock, the holders of shares of Series B TCI Group Common Stock, the holders of shares of Series A Liberty Media Group Common Stock, the holders of shares of Series B Liberty Media Group Common Stock, the holders of shares of Series A TCI Ventures Group Common Stock, the holders of shares of Series B TCI Ventures Group Common Stock and the holders of shares of each class or series of Preferred Stock, if any, entitled to vote thereon, shall vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of Common Stock or any series thereof or of any other class or series of stock or decrease the number of authorized shares of any class or series of stock (but not below the number of shares thereof then outstanding)), and no separate vote or consent of the holders of shares of Series A TCI Group Common Stock, the holders of shares of Series B TCI Group Common Stock, the holders of shares of Series A Liberty Media Group Common Stock, the holders of shares of Series B Liberty Media Group Common Stock, the holders of shares of Series A TCI Ventures Group Common Stock, the holders of shares of Series B TCI Ventures Group Common Stock, or the holders of shares of any such class or series of Preferred Stock shall be required for the approval of any such matter.

2.       Conversion Rights.

         (a) CONVERSION OF SERIES B TCI GROUP COMMON STOCK INTO SERIES A TCI GROUP COMMON STOCK. Each share of Series B TCI Group Common Stock shall be convertible, at the option of the holder thereof, into one share of Series A TCI Group Common Stock. Any such conversion may be effected by any holder of Series B TCI Group Common Stock by surrendering such holder's certificate or certificates for the Series B TCI Group Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B TCI Group Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B TCI Group Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A TCI Group Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A TCI Group Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A TCI Group Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Series A TCI Group Common Stock on that date. A number of shares of Series A TCI Group Common Stock equal to the number of shares of Series B TCI Group Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Series B TCI Group Common Stock. Shares of Series A TCI Group Common Stock shall not be convertible into shares of Series B TCI Group Common Stock.

         (b) CONVERSION OF SERIES B LIBERTY MEDIA GROUP COMMON STOCK INTO SERIES A LIBERTY MEDIA GROUP COMMON STOCK. Each share of Series B Liberty Media Group Common Stock shall be convertible, at the option of the holder thereof, into one share of Series A Liberty Media Group Common Stock. Any such conversion may be effected by any holder of Series B Liberty Media Group Common Stock by surrendering such holder's certificate or certificates for the Series B Liberty Media Group Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Liberty Media Group Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Liberty Media Group Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A Liberty Media Group Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A Liberty Media Group Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or





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any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A Liberty Media Group Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Series A Liberty Media Group Common Stock on that date. A number of shares of Series A Liberty Media Group Common Stock equal to the number of shares of Series B Liberty Media Group Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Series B Liberty Media Group Common Stock. Shares of Series A Liberty Media Group Common Stock shall not be convertible into shares of Series B Liberty Media Group Common Stock.

         (c) CONVERSION OF SERIES B TCI VENTURES GROUP COMMON STOCK INTO SERIES A TCI VENTURES GROUP COMMON STOCK. Each share of Series B TCI Ventures Group Common Stock shall be convertible, at the option of the holder thereof, into one share of Series A TCI Ventures Group Common Stock. Any such conversion may be effected by any holder of Series B TCI Ventures Group Common Stock by surrendering such holder's certificate or certificates for the Series B TCI Ventures Group Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B TCI Ventures Group Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B TCI Ventures Group Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A TCI Ventures Group Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A TCI Ventures Group Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A TCI Ventures Group Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Series A TCI Ventures Group Common Stock on that date. A number of shares of Series A TCI Ventures Group Common Stock equal to the number of shares of Series B TCI Ventures Group Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Series B TCI Ventures Group Common Stock. Shares of Series A TCI Ventures Group Common Stock shall not be convertible into shares of Series B TCI Ventures Group Common Stock.

         (d) CONVERSION OF SERIES A LIBERTY MEDIA GROUP COMMON STOCK INTO SERIES A TCI GROUP COMMON STOCK AND SERIES B LIBERTY MEDIA GROUP COMMON STOCK INTO SERIES B TCI GROUP COMMON STOCK AT THE OPTION OF THE CORPORATION. (i) At the option of the Corporation by action of its Board of Directors, (A) all shares of Series A Liberty Media Group Common Stock shall be converted into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock equal to the Liberty Media Group Optional Conversion Ratio, and (B) all shares of Series B Liberty Media Group Common Stock shall be convertible into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock equal to the Liberty Media Group Optional Conversion Ratio.

         (ii) For purposes of this paragraph 2(d), the "Liberty Media Group Optional Conversion Ratio" shall mean the quotient (calculated to the nearest five decimal places) obtained by dividing (A) the Liberty Media Group Common Stock Per Share Value by (B) the average Market Value of one share of Series A TCI Group Common Stock over the 20-Trading Day period ending on the Trading Day preceding the Appraisal Date.

         (iii) In the event that the Corporation determines to establish the Liberty Media Group Private Market Value, the Corporation shall designate the First Appraiser, and the Independent Committee shall designate the Second Appraiser. Not later than 20 days after the Selection Date, the First Appraiser and the Second Appraiser shall each determine its initial view as to the private market value of the Liberty Media Group as of the Appraisal Date and shall consult with one another with respect thereto. Not later than the 30th day after the Selection Date, the First Appraiser and the Second Appraiser shall each have determined its final view as to such private market value. If the Higher Appraised Amount is not more than 120% of the Lower Appraised Amount, the Liberty Media Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(d)) shall be the average of those two amounts. If the Higher Appraised Amount is more than 120% of the Lower Appraised





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Amount, the First Appraiser and the Second Appraiser shall agree upon and jointly designate the Mutually Designated Appraiser to determine such private market value. The Mutually Designated Appraiser shall not be provided with any of the work of the First Appraiser and Second Appraiser. The Mutually Designated Appraiser shall, no later than the 20th day after the date the Mutually Designated Appraiser is designated, determine the Mutually Appraised Amount, and the Liberty Media Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(d)) shall be (A) if the Mutually Appraised Amount is between the Lower Appraised Amount and the Higher Appraised Amount, (I) the average of (1) the Mutually Appraised Amount and (2) the Lower Appraised Amount or the Higher Appraised Amount, whichever is closer to the Mutually Appraised Amount, or (II) the Mutually Appraised Amount, if neither the Lower Appraised Amount nor the Higher Appraised Amount is closer to the Mutually Appraised Amount, or (B) if the Mutually Appraised Amount is greater than the Higher Appraised Amount or less than the Lower Appraised Amount, the average of the Higher Appraised Amount and the Lower Appraised Amount. For these purposes, if any such Appraiser expresses its final view of the private market value of the Liberty Media Group as a range of values, such Appraiser's final view of such private market value shall be deemed to be the midpoint of such range of values.

         (iv) Following the determination of the Liberty Media Group Private Market Value, the Appraiser or Appraisers whose final views of the private market value of the Liberty Media Group were used in the calculation of the Liberty Media Group Private Market Value shall determine the Adjusted Outstanding Shares of Liberty Media Group Common Stock together with any further appropriate adjustments to the Liberty Media Group Private Market Value resulting from such determination. The "Adjusted Outstanding Shares of Liberty Media Group Common Stock" shall mean a number, as determined by such Appraiser(s) as of the Appraisal Date, equal to the sum of the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding, the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest, the number of Committed Acquisition Shares issuable, the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock issuable upon the conversion, exercise or exchange of all Pre-Distribution Convertible Securities and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock issuable upon the conversion, exercise or exchange of those Convertible Securities (other than Pre-Distribution Convertible Securities and other than Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) the holders of which would derive an economic benefit from conversion, exercise or exchange of such Convertible Securities which exceeds the economic benefit of not converting, exercising or exchanging such Convertible Securities. The "Liberty Media Group Common Stock Per Share Value" shall mean the quotient obtained by dividing the Liberty Media Group Private Market Value by the Adjusted Outstanding Shares of Liberty Media Group Common Stock, provided that if such Appraiser(s) do not agree on the determinations provided for in this subparagraph (iv), the Liberty Media Group Common Stock Per Share Value shall be the average of the quotients so obtained on the basis of the respective determinations of such firms.

         (v) If the Corporation determines to convert shares of Series A Liberty Media Group Common Stock into Series A TCI Group Common Stock and shares of Series B Liberty Media Group Common Stock into Series B TCI Group Common Stock at the Liberty Media Group Optional Conversion Ratio, such conversion shall occur on a Conversion Date on or prior to the 120th day following the Appraisal Date. If the Corporation determines not to undertake such conversion, the Corporation may at any time thereafter undertake to reestablish the Liberty Media Group Common Stock Per Share Value as of a subsequent date.

         (vi) The Corporation shall not convert shares of Series A Liberty Media Group Common Stock into shares of Series A TCI Group Common Stock without converting shares of Series B Liberty Media Group Common Stock into shares of Series B TCI Group Common Stock, and the Corporation shall not convert shares of Series B Liberty Media Group Common Stock into shares of Series B TCI Group Common Stock without converting shares of Series A Liberty Media Group Common Stock into shares of Series A TCI Group Common Stock. The Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock shall also be convertible at the option of the Corporation in accordance with paragraph 5(b)(iii) of this Section E.

         (e) CONVERSION OF SERIES A TCI VENTURES GROUP COMMON STOCK INTO SERIES A TCI GROUP COMMON STOCK AND SERIES B TCI VENTURES GROUP COMMON STOCK INTO SERIES B TCI GROUP COMMON STOCK AT THE OPTION OF THE CORPORATION. (i) At the option of the Corporation by action of its Board of Directors, (A) all shares of Series A TCI Ventures Group Common Stock shall be converted into a number (or fraction) of fully paid





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
and nonassessable shares of Series A TCI Group Common Stock equal to the TCI Ventures Group Optional Conversion Ratio, and (B) all shares of Series B TCI Ventures Group Common Stock shall be convertible into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock equal to the TCI Ventures Group Optional Conversion Ratio.

         (ii) For purposes of this paragraph 2(e), the "TCI Ventures Group Optional Conversion Ratio" shall mean the quotient (calculated to the nearest five decimal places) obtained by dividing (A) the TCI Ventures Group Common Stock Per Share Value by (B) the average Market Value of one share of Series A TCI Group Common Stock over the 20-Trading Day period ending on the Trading Day preceding the Appraisal Date.

         (iii) In the event that the Corporation determines to establish the TCI Ventures Group Private Market Value, the Corporation shall designate the First Appraiser, and the Independent Committee shall designate the Second Appraiser. Not later than 20 days after the Selection Date, the First Appraiser and the Second Appraiser shall each determine its initial view as to the private market value of the TCI Ventures Group as of the Appraisal Date and shall consult with one another with respect thereto. Not later than the 30th day after the Selection Date, the First Appraiser and the Second Appraiser shall each have determined its final view as to such private market value. If the Higher Appraised Amount is not more than 120% of the Lower Appraised Amount, the TCI Ventures Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(e)) shall be the average of those two amounts. If the Higher Appraised Amount is more than 120% of the Lower Appraised Amount, the First Appraiser and the Second Appraiser shall agree upon and jointly designate the Mutually Designated Appraiser to determine such private market value. The Mutually Designated Appraiser shall not be provided with any of the work of the First Appraiser and Second Appraiser. The Mutually Designated Appraiser shall, no later than the 20th day after the date the Mutually Designated Appraiser is designated, determine the Mutually Appraised Amount and the TCI Ventures Group Private Market Value (subject to any adjustment provided in subparagraph (iv) of this paragraph 2(e)) shall be
(A) if the Mutually Appraised Amount is between the Lower Appraised Amount and the Higher Appraised Amount, (I) the average of (1) the Mutually Appraised Amount and (2) the Lower Appraised Amount or the Higher Appraised Amount, whichever is closer to the Mutually Appraised Amount, or (II) the Mutually Appraised Amount, if neither the Lower Appraised Amount nor the Higher Appraised Amount is closer to the Mutually Appraised Amount, or (B) if the Mutually Appraised Amount is greater than the Higher Appraised Amount or less than the Lower Appraised Amount, the average of the Higher Appraised Amount and the Lower Appraised Amount. For these purposes, if any such Appraiser expresses its final view of the private market value of the TCI Ventures Group as a range of values, such Appraiser's final view of such private market value shall be deemed to be the midpoint of such range of values.

         (iv) Following the determination of the TCI Ventures Group Private Market Value, the Appraiser or Appraisers whose final views of the private market value of the TCI Ventures Group were used in the calculation of the TCI Ventures Group Private Market Value shall determine the Adjusted Outstanding Shares of TCI Ventures Group Common Stock together with any further appropriate adjustments to the TCI Ventures Group Private Market Value resulting from such determination. The "Adjusted Outstanding Shares of TCI Ventures Group Common Stock" shall mean a number, as determined by such Appraiser(s) as of the Appraisal Date, equal to the sum of the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding, the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest, the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock issuable upon the exchange of all Pre-Exchange Offer Securities and the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock issuable upon the conversion, exercise or exchange of those Convertible Securities (other than Pre-Exchange Offer Securities) the holders of which would derive an economic benefit from conversion, exercise or exchange of such Convertible Securities which exceeds the economic benefit of not converting, exercising or exchanging such Convertible Securities. The "TCI Ventures Group Common Stock Per Share Value" shall mean the quotient obtained by dividing the TCI Ventures Group Private Market Value by the Adjusted Outstanding Shares of TCI Ventures Group Common Stock, provided that if such Appraiser(s) do not agree on the determinations provided for in this subparagraph (iv), the TCI Ventures Group Common Stock Per Share Value shall be the average of the quotients so obtained on the basis of the respective determinations of such firms.

         (v) If the Corporation determines to convert shares of Series A TCI Ventures Group Common Stock into Series A TCI Group Common Stock and shares of Series B TCI Ventures Group Common Stock into Series B





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
TCI Group Common Stock at the TCI Ventures Group Optional Conversion Ratio, such conversion shall occur on a Conversion Date on or prior to the 120th day following the Appraisal Date. If the Corporation determines not to undertake such conversion, the Corporation may at any time thereafter undertake to reestablish the TCI Ventures Group Common Stock Per Share Value as of a subsequent date.

         (vi) The Corporation shall not convert shares of Series A TCI Ventures Group Common Stock into shares of Series A TCI Group Common Stock without converting shares of Series B TCI Ventures Group Common Stock into shares of Series B TCI Group Common Stock, and the Corporation shall not convert shares of Series B TCI Ventures Group Common Stock into shares of Series B TCI Group Common Stock without converting shares of Series A TCI Ventures Group Common Stock into shares of Series A TCI Group Common Stock. The Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock shall also be convertible at the option of the Corporation in accordance with paragraph 6(b)(iii) of this Section E.

3.       Dividends.

         (a) DIVIDENDS ON SERIES A TCI GROUP COMMON STOCK AND SERIES B TCI GROUP COMMON STOCK. Dividends on the Series A TCI Group Common Stock and the Series B TCI Group Common Stock may be declared and paid only out of the lesser of (i) assets of the Corporation legally available therefor and (ii) the TCI Group Available Dividend Amount. Subject to paragraph 4 of this Section E, whenever a dividend is paid to the holders of Series A TCI Group Common Stock, the Corporation shall also pay to the holders of Series B TCI Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series A TCI Group Common Stock, and whenever a dividend is paid to the holders of Series B TCI Group Common Stock, the Corporation shall also pay to the holders of Series A TCI Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series B TCI Group Common Stock.

         (b) DIVIDENDS ON SERIES A LIBERTY MEDIA GROUP COMMON STOCK AND SERIES B LIBERTY MEDIA GROUP COMMON STOCK. Dividends on the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock may be declared and paid only out of the lesser of (i) assets of the Corporation legally available therefor and (ii) the Liberty Media Group Available Dividend Amount. Subject to paragraph 4 and the last sentence of paragraph 5(b) of this Section E, whenever a dividend is paid to the holders of Series A Liberty Media Group Common Stock, the Corporation shall also pay to the holders of Series B Liberty Media Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series A Liberty Media Group Common Stock, and whenever a dividend is paid to the holders of Series B Liberty Media Group Common Stock, the Corporation shall also pay to the holders of Series A Liberty Media Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series B Liberty Media Group Common Stock.

         (c) DIVIDENDS ON SERIES A TCI VENTURES GROUP COMMON STOCK AND SERIES B TCI VENTURES GROUP COMMON STOCK. Dividends on the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock may be declared and paid only out of the lesser of (i) assets of the Corporation legally available therefor and (ii) the TCI Ventures Group Available Dividend Amount. Subject to paragraph 4 and the last sentence of paragraph 6(b) of this Section E, whenever a dividend is paid to the holders of Series A TCI Ventures Group Common Stock, the Corporation shall also pay to the holders of Series B TCI Ventures Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series A TCI Ventures Group Common Stock, and whenever a dividend is paid to the holders of Series B TCI Ventures Group Common Stock, the Corporation shall also pay to the holders of Series A TCI Ventures Group Common Stock a dividend per share equal to the dividend per share paid to the holders of Series B TCI Ventures Group Common Stock.

         (d) DISCRIMINATION BETWEEN OR AMONG SERIES OF COMMON STOCK. The Board of Directors, subject to the provisions of paragraph 3(a), 3(b) and 3(c) of this Section E, shall have the authority and discretion to declare and pay dividends on (i) the Series A TCI Group Common Stock and Series B TCI Group Common Stock, (ii) the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, or (iii) the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, in equal or unequal amounts, notwithstanding the relationship between the TCI Group Available Dividend Amount, the Liberty Media Group Available Dividend Amount and the TCI Ventures Group Available Dividend Amount, the respective amounts of prior dividends declared on, or the liquidation rights of, the Series A TCI Group Common Stock and Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock and Series B Liberty

Media Group Common Stock, or the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock, or any other factor.

4.       Share Distributions.

         The Corporation may declare and pay a distribution consisting of shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A TCI Ventures Group Common Stock, Series B TCI Ventures Group Common Stock or any other securities of the Corporation or any other Person (hereinafter sometimes called a "share distribution") to holders of the Common Stock only in accordance with the provisions of this paragraph 4.

         (a) DISTRIBUTIONS ON SERIES A TCI GROUP COMMON STOCK AND SERIES B TCI GROUP COMMON STOCK. If at any time a share distribution is to be made with respect to the Series A TCI Group Common Stock or Series B TCI Group Common Stock, such share distribution may be declared and paid only as follows:

                 (i) a share distribution consisting of shares of Series A TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series B TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series A TCI Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock) to holders of Series A TCI Group Common Stock and, on an equal per share basis, shares of Series B TCI Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Group Common Stock) to holders of Series B TCI Group Common Stock;

                 (ii) subsequent to the Liberty Media Group Distribution, a share distribution consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; provided that the sum of (A) the aggregate number of shares of Series A Liberty Media Group Common Stock to be so issued (or the number of such shares which would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so issued) and (B) the number of shares of such series that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the TCI Group (other than Pre-Distribution Convertible Securities and other than Convertible Securities convertible into or exercisable or exchangeable for Committed Acquisition Shares) is less than or equal to the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest;

                 (iii) a share distribution consisting of shares of Series A TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Ventures Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series B TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Ventures Group Common Stock) to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, on an equal per share basis; or consisting of shares of Series A TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Ventures Group Common Stock) to holders of Series A TCI Group Common Stock and, on an equal per share basis, shares of Series B TCI Ventures Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Ventures Group Common Stock) to holders of Series B TCI Group Common Stock; provided that the sum of (A) the aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock to be so distributed (or the number of such shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock which would be issuable upon conversion, exercise or exchange of any Convertible Securities to be so distributed) and (B) the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock that are subject to issuance upon conversion, exercise or exchange of any Convertible Securities then outstanding that are attributed to the TCI Group (other than Pre-Exchange Offer Securities), is less than or equal to the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest.

                 (iv) a share distribution consisting of any class or series of securities of the Corporation or any other Person other than Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A TCI Group Common Stock and another class or series of securities to holders of Series B TCI Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B TCI Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Group Common Stock and the Series B TCI Group Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Group Common Stock and the Series B TCI Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

         The Corporation shall not reclassify, subdivide or combine the Series A TCI Group Common Stock without reclassifying, subdividing or combining the Series B TCI Group Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B TCI Group Common Stock without reclassifying, subdividing or combining the Series A TCI Group Common Stock, on an equal per share basis.

         (b) DISTRIBUTIONS ON SERIES A LIBERTY MEDIA GROUP COMMON STOCK AND SERIES B LIBERTY MEDIA GROUP COMMON STOCK. If at any time a share distribution is to be made with respect to the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, such share distribution may be declared and paid only as follows (or as permitted by paragraph 5 of this Section E with respect to the redemptions and other distributions referred to therein):

                 (i) a share distribution consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, on an equal per share basis; or consisting of shares of Series B Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Media Group Common Stock) to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, on an equal per share basis; or consisting of shares of Series A Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A Liberty Media Group Common Stock) to holders of Series A Liberty Media Group Common Stock and, on an equal per share basis, shares of Series B Liberty Media Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B Liberty Media Group Common Stock) to holders of Series B Liberty Media Group Common Stock; and

                 (ii) a share distribution consisting of any class or series of securities of the Corporation or any other Person other than as described in clause (i) of this paragraph 4(b) and other than Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock) either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A Liberty Media Group Common Stock and another class or series of securities to holders of Series B Liberty Media Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Liberty Media Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

         The Corporation shall not reclassify, subdivide or combine the Series A Liberty Media Group Common Stock without reclassifying, subdividing or combining the Series B Liberty Media Group Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B Liberty Media Group Common Stock without reclassifying, subdividing or combining the Series A Liberty Media Group Common Stock, on an equal per share basis.

         (c) DISTRIBUTIONS ON SERIES A TCI VENTURES GROUP COMMON STOCK AND SERIES B TCI VENTURES GROUP COMMON STOCK. If at any time a share distribution is to be made with respect to the Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, such share distribution may be declared and paid only as follows (or as permitted by paragraph 6 of this Section E with respect to the redemptions and other distributions referred to therein):

                 (i) a share distribution consisting of shares of Series A TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Ventures Group Common Stock) to holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, on an equal per share basis; or consisting of shares of Series B TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Ventures Group Common Stock) to holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, on an equal per share basis; or consisting of shares of Series A TCI Ventures Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Ventures Group Common Stock) to holders of Series A TCI Ventures Group Common Stock and, on an equal per share basis, shares of Series B TCI Ventures Group Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Series B TCI Ventures Group Common Stock) to holders of Series B TCI Ventures Group Common Stock; and

                 (ii) a share distribution consisting of any class or series of securities of the Corporation or any other Person other than as described in clause (i) of this paragraph 4(c) and other than Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common

         Stock) either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, or on the basis of a distribution of one class or series of securities to holders of Series A TCI Ventures Group Common Stock and another class or series of securities to holders of Series B TCI Ventures Group Common Stock, provided that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B TCI Ventures Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

         The Corporation shall not reclassify, subdivide or combine the Series A TCI Ventures Group Common Stock without reclassifying, subdividing or combining the Series B TCI Ventures Group Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B TCI Ventures Group Common Stock without reclassifying, subdividing or combining the Series A TCI Ventures Group Common Stock, on an equal per share basis.

         5. Redemption and Other Provisions Relating to the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock.

         (a) REDEMPTION IN EXCHANGE FOR STOCK OF LIBERTY MEDIA GROUP SUBSIDIARIES. At any time at which all of the assets and liabilities attributed to the Liberty Media Group have become and continue to be held directly or indirectly by any one or more corporations all of the capital stock of which is owned by the Corporation (the "Liberty Media Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the Corporation legally available therefor, redeem, on a pro rata basis, all of the outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for an aggregate number of outstanding fully paid and nonassessable shares of common stock of each Liberty Media Group Subsidiary equal to the product of the Adjusted Liberty Media Group Outstanding Interest Fraction and the number of outstanding shares of common stock of such Liberty Media Group Subsidiary held by the Corporation. Any such redemption shall occur on a Redemption Date set forth in a notice to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities) pursuant to paragraph 5(d)(vi). In effecting such a redemption, the Board of Directors may determine either to (i) redeem shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for shares of separate classes or series of common stock of each Liberty Media Group Subsidiary with relative voting rights and related differences in designation, conversion, redemption and share distribution provisions not greater than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, with holders of shares of Series B Liberty Media Group Common Stock receiving the class or series having the higher relative voting rights, or (ii) redeem shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for shares of a single class of common stock of each Liberty Media Group Subsidiary without distinction between the shares distributed to the holders of the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock. If the Corporation determines to undertake a redemption as described in clause (i) of the preceding sentence, the outstanding shares of common stock of each Liberty Media Group Subsidiary not distributed to holders of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall consist solely of the class or series having the lower relative voting rights.

[Note: If both the TCI Ventures Group Stock Proposal and the Liberty Media Group Amendment Proposal are approved by stockholders, paragraph 5(a) will instead be amended to read in its entirety as set forth in Annex II-B.]

         (b) MANDATORY DIVIDEND, REDEMPTION OR CONVERSION IN CASE OF DISPOSITION OF LIBERTY MEDIA GROUP ASSETS. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and its subsidiaries of all or substantially all of the properties and assets of the Liberty Media Group to one or more persons, entities or groups (other than (w) in connection with the Disposition by the Corporation of all of the Corporation's properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph 7 of this Section E, (x) a dividend, other distribution or redemption in accordance with any provision of paragraph 3, paragraph 4, paragraph 5(a) or paragraph 7 of this Section E, (y) to any person, entity or group which the Corporation, directly or indirectly, after giving effect to the Disposition, controls or (z) in connection with a Related Business Transaction), the Corporation shall, on or prior to the 85th Trading Day following the consummation of such Disposition, either:

                 (i) subject to paragraph 3(b) of this Section E, declare and pay a dividend in cash and/or in securities or other property (other than a dividend or distribution of Common Stock) to the holders of the outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock equally on a share for share basis (subject to the last sentence of this Section 5(b)), in an aggregate amount equal to the product of the Liberty Media Group Outstanding Interest Fraction as of the record date for determining the holders entitled to receive such dividend and the Liberty Media Group Net Proceeds of such Disposition; or

                 (ii) provided that there are assets of the Corporation legally available therefor and the Liberty Media Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof pursuant to clause (i) of this paragraph 5(b), then:

                          (A) if such Disposition involves all (not merely
                 substantially all) of the properties and assets of the Liberty Media Group, redeem all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in exchange for cash and/or securities or other property (other than Common Stock) in an aggregate amount equal to the product of the Adjusted Liberty Media Group Outstanding Interest Fraction as of the date of such redemption and the Liberty Media Group Net Proceeds, such aggregate amount to be allocated (subject to the last sentence of this paragraph 5(b)) to shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in the ratio of the number of shares of each such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Liberty Media Group Common Stock and each share of Series B Liberty Media Group Common Stock is the same); or

                          (B) if such Disposition involves substantially all
                 (but not all) of the properties and assets of the Liberty Media Group, apply an aggregate amount of cash and/or securities or other property (other than Common Stock) equal to the product of the Liberty Media Group Outstanding Interest Fraction as of the date shares are selected for redemption and the Liberty Media Group Net Proceeds to the redemption of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, such aggregate amount to be allocated (subject to the last sentence of this paragraph 5(b)) to shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock in the ratio of the number of shares of each such series outstanding, and the number of shares of each such series to be redeemed to equal the lesser of (x) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of such series by the average Market Value of one share of Series A Liberty Media Group Common Stock during the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition and (y) the number of shares of such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A Liberty Media Group Common Stock and each share of Series B Liberty Media Group Common Stock is the same);

         such redemption to be effected in accordance with the applicable provisions of paragraph 5(d) of this Section E; or

                 (iii) convert (A) each outstanding share of Series A Liberty Media Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock and
         (B) each outstanding share of Series B Liberty Media Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock, in each case equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Series A Liberty Media Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock during the ten-Trading Day period referred to in clause (ii)(B) of this paragraph 5(b).

         For purposes of this paragraph 5(b):

                 (x) as of any date, "substantially all of the properties and assets of the Liberty Media Group" shall mean a portion of such properties and assets that represents at least 80% of the then-current market value (as determined by the Board of Directors) of the properties and assets of the Liberty Media Group as of such date;

                 (y) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

                 (z) the Corporation may pay the dividend or redemption price referred to in clause (i) or (ii) of this subparagraph 5(b) either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or other property (other than Common Stock) that the Board of Directors determines will have an aggregate market value on a fully distributed basis, of not less than the amount of the Liberty Media Group Net Proceeds. If the dividend or redemption price is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine either to (1) pay the dividend or redemption price in the form of separate classes or series of securities, with one class or series of such securities to holders of Series A Liberty Media Group Common Stock and another class or series of securities to holders of Series B Liberty Media Group Common Stock, provided that such securities (and, if such securities are convertible into or exercisable or exchangeable for shares of another class or series of securities, the securities so issuable upon such conversion, exercise or exchange) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B Liberty Media Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock), provided that if such securities constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, and otherwise such securities shall be distributed on an equal per share basis, or (2) pay the dividend or redemption price in the form of a single class of securities without distinction between the shares received by the holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock.

         (c) CERTAIN PROVISIONS RESPECTING CONVERTIBLE SECURITIES. Unless the provisions of any class or series of Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares provide specifically to the contrary, after any Conversion Date or Redemption Date on which all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock were converted or redeemed, any share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that is issued on conversion, exercise or exchange of any Pre-Distribution Convertible Securities or any Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares shall, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Corporation or its

Board of Directors or the holder of such share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, be converted into (in case all such outstanding shares were converted) or redeemed in exchange for (in case all such outstanding shares were redeemed) the kind and amount of shares of capital stock, cash and/or other securities or property that a holder of such Pre-Distribution Convertible Securities or any Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares would have been entitled to receive pursuant to the terms of such securities had such terms provided that the conversion, exercise or exchange privilege in effect immediately prior to any such conversion or redemption of all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock would be adjusted so that the holder of any such Pre-Distribution Convertible Securities or any Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares thereafter surrendered for conversion, exercise or exchange would be entitled to receive the kind and amount of shares of capital stock, cash and/or other securities or property such holder would have received as a result of such action had such securities been converted, exercised or exchanged immediately prior thereto. With respect to any Convertible Securities which are created, established or otherwise first authorized for issuance subsequent to the record date for the Liberty Distribution (other than Pre-Distribution Convertible Securities and Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares), the terms and provisions of which do not provide for adjustments specifying the kind and amount of capital stock, cash and/or securities or other property that such holder would be entitled to receive upon the conversion, exercise or exchange of such Convertible Securities following any Conversion Date or Redemption Date on which all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock were converted or redeemed, then upon such conversion, exercise or exchange of such Convertible Securities, any share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that is issued on conversion, exercise or exchange of any such Convertible Securities shall, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

         (d)     GENERAL.

         (i) Not later than the 10th Trading Day following the consummation of a Disposition referred to in subparagraph 5(b) of this Section E, the Corporation shall announce publicly by press release (A) the Liberty Media Group Net Proceeds of such Disposition, (B) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, (C) the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) and the number of Committed Acquisition Shares issuable, (D) the Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice and (E) the Adjusted Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the actions specified in clauses (i), (ii) or (iii) of paragraph 5(b) of this Section E it has irrevocably determined to take.

         (ii) If the Corporation determines to pay a dividend pursuant to clause (i) of subparagraph 5(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition,
(B) the anticipated payment date of such dividend (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be distributed in respect of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, (D) the Liberty Media

Group Net Proceeds of such Disposition, (E) the Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to receive such dividend only if they appropriately convert, exercise or exchange such Convertible Securities prior to the record date referred to in clause (A) of this sentence. Such notice shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation.

         (iii) If the Corporation determines to undertake a redemption of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock following a Disposition of all (not merely substantially all) of the properties and assets of the Liberty Media Group pursuant to clause
(ii) (A) of paragraph 5(b) of this Section E, the Corporation shall cause to be given to each holder of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth
(A) a statement that all shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on the Redemption Date shall be redeemed, (B) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on the Redemption Date, (D) the Liberty Media Group Net Proceeds of such Disposition,
(E) the Adjusted Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the place or places where certificates for shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property, (G) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) and the number of Committed Acquisition Shares issuable, and (H) in the case of a notice to holders of Convertible Securities (other than Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares), a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 5(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.

         (iv) If the Corporation determines to undertake a redemption of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock following a Disposition of substantially all (but not all) of the properties and assets of the Liberty Media Group pursuant to clause
(ii)(B) of paragraph 5(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of record of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition which shall be the date on which shares of the Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock then outstanding shall be selected for redemption, (B) the anticipated Redemption

Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock selected for redemption, (D) the Liberty Media Group Net Proceeds of such Disposition, (E) the Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion or exercise prices thereof, (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such selection for redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the date referred to in clause (A) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities if such holders convert, exercise or exchange such Convertible Securities following such date and (H) a statement that the Corporation will not be required to register a transfer of any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock for a period of 15 Trading Days next preceding the date referred to in clause
(A) of this sentence. Promptly following the date referred to in clause (A) of the preceding sentence, but not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, the Corporation shall cause to be given to each holder of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock to be so redeemed, a notice setting forth (A) the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock held by such holder to be redeemed, (B) a statement that such shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock shall be redeemed, (C) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (D) the kind and per share amount of shares of capital stock, cash and/or other securities or property to be received by such holder with respect to each share of such Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock to be redeemed, including details as to the calculation thereof, and (E) the place or places where certificates for shares of such Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property. The notices referred to in this clause (iv) shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation. The outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock to be redeemed shall be redeemed by the Corporation pro rata among the holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock or by such other method as may be determined by the Board of Directors to be equitable.

         (v) In the event of any conversion pursuant to paragraph 2(d) of this Section E or pursuant to this paragraph 5 (other than pursuant to paragraph 5(c)), the Corporation shall cause to be given to each holder of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock shall be converted, (B) the Conversion Date (which shall not be more than 85 Trading Days following the consummation of such Disposition in the event of a conversion pursuant to paragraph 5(b) and which shall not be more than 120 days after the Appraisal Date in the event of a conversion pursuant to paragraph 2(d)), (C) the per share number of shares of Series A TCI Group Common Stock or Series B TCI Group Common Stock, as applicable, to be received with respect to each share of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, including details as to the calculation thereof, (D) the place or places where certificates for shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered, (E) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the number of Committed Acquisition Shares issuable and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (F) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such conversion only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Conversion Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 5(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Conversion Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Conversion Date, at such holder's address as the same appears on the transfer books of the Corporation.

         (vi) If the Corporation determines to redeem shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock pursuant to subparagraph (a) of this paragraph 5, the Corporation shall promptly cause to be given to each holder of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock shall be redeemed in exchange for shares of common stock of the Liberty Media Group Subsidiaries, (B) the Redemption Date, (C) the Adjusted Liberty Media Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (D) the place or places where certificates for shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of common stock of the Liberty Media Group Subsidiaries, (E) the number of outstanding shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock and the number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) and the number of Committed Acquisition Shares issuable, and (F) in the case of a notice to holders of Convertible Securities (other than Pre-Distribution Convertible Securities or Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares), a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 5(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following the Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.

         (vii) Neither the failure to mail any notice required by this paragraph 5(d) to any particular holder of Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock or of Convertible Securities, or the validity of any conversion or redemption.

         (viii) The Corporation shall not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph 2(d) of this Section E or pursuant to this paragraph 5. In connection with the determination of the number of shares of any class of capital stock that shall be issuable or the amount of securities that shall be deliverable to any holder of record upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the number of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock is a fraction, the Corporation shall, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth

Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction shall be (A) in the case of any fraction of a share of capital stock of the Corporation, the product of such fraction and the Market Value of one share of such capital stock and (B) in the case of any other fractional security, such value as is determined by the Board of Directors.

         (ix) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock; provided, however, that if the Conversion Date or the Redemption Date with respect to the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the conversion or redemption of such shares or the Corporation's default in payment of the dividend or distribution due on such date.

         (x) Before any holder of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall be entitled to receive certificates representing shares of any kind of capital stock or cash and/or securities or other property to be received by such holder with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock pursuant to paragraph 2(d) of this Section E or pursuant to this paragraph 5, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after such surrender of certificates representing shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock deliver to the person for whose account shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash and/or securities or other property to which such person shall be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph 5(d)(viii). If less than all of the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock not redeemed. The Corporation shall not be required to register a transfer of (1) any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock for a period of 15 Trading Days next preceding any selection of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock to be redeemed or (2) any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock selected or called for redemption. Shares selected for redemption may not thereafter be converted pursuant to paragraph 2(b) of this Section E.

         (xi) From and after any applicable Conversion Date or Redemption Date, all rights of a holder of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, to receive certificates representing shares of the kind and amount of capital stock or cash and/or securities or other property for which such shares were converted or redeemed, together with any payment for fractional securities contemplated by paragraph 5(d)(viii) of this Section E and such holder shall have no other or further rights in respect of the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other properties which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any cash, securities or other property upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption or any Committed Acquisition Shares which may then be issuable. No holder of a certificate that, immediately prior to the applicable Conversion Date or Redemption Date for the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, represented shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Conversion Date or Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender.
From and after a Conversion Date or Redemption Date, as the case may be, for any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, the Corporation shall, however, be entitled to treat the certificates for shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock that have not yet been surrendered for conversion or redemption as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock represented by such certificates shall have been converted or redeemed, notwithstanding the failure to surrender such certificates.

         (xii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on conversion or redemption of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock pursuant to this Section E. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock in a name other than that in which the shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock so converted or redeemed were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

         6. Redemption and Other Provisions Relating to the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock.

         (a) REDEMPTION IN EXCHANGE FOR STOCK OF TCI VENTURES GROUP SUBSIDIARIES. At any time at which all of the assets and liabilities attributed to the TCI Ventures Group have become and continue to be held directly or indirectly by any one or more Qualifying Subsidiaries (the "TCI Ventures Group Subsidiaries"), the Board of Directors may, subject to the availability of assets of the Corporation legally available therefor, redeem, on a pro rata basis, all of the outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock in exchange for an aggregate number of outstanding fully paid and nonassessable shares of common stock of each TCI Ventures Group Subsidiary equal to the product of the Adjusted TCI Ventures Group Outstanding Interest Fraction and the number of outstanding shares of common stock of such TCI Ventures Group Subsidiary held by the Corporation. Any such redemption shall occur on a Redemption Date set forth in a notice to holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities) pursuant to paragraph 6(d)(vi). In effecting such a redemption, the Board of Directors may determine either to (i) redeem shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock in exchange for shares of separate classes or series of common stock of each TCI Ventures Group Subsidiary with relative voting rights and related differences in designation, conversion, redemption and share distribution provisions not greater than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, with holders of shares of Series B TCI Ventures Group Common Stock receiving the class or series having the higher relative voting rights, or (ii) redeem shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock in exchange for shares of a single class of common stock of each TCI Ventures Group Subsidiary without distinction between the shares distributed to the holders of the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock.

         (b) MANDATORY DIVIDEND, REDEMPTION OR CONVERSION IN CASE OF DISPOSITION OF TCI VENTURES GROUP ASSETS. In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and its subsidiaries of all or substantially all of the properties and assets of the TCI Ventures Group to one or more persons, entities or groups (other than (w) in connection with the Disposition by the Corporation of all of the Corporation's properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or winding up of the Corporation within the meaning of paragraph 7 of this Section E, (x) a dividend, other distribution or redemption in accordance with any provision of paragraph 3, paragraph 4, paragraph 6(a) or paragraph 7 of this Section E, (y) to any person, entity or group which the Corporation, directly or indirectly, after giving effect to the Disposition, controls or (z) in connection with a Related Business Transaction), the Corporation shall, on or prior to the 85th Trading Day following the consummation of such Disposition, either:

                 (i) subject to paragraph 3(c) of this Section E, declare and pay a dividend in cash and/or in securities or other property (other than a dividend or distribution of Common Stock) to the holders of the outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock equally on a share for share basis (subject to the last sentence of this Section 6(b)), in an aggregate amount equal to the product of the TCI Ventures Group Outstanding Interest Fraction as of the record date for determining the holders entitled to receive such dividend and the TCI Ventures Group Net Proceeds of such Disposition; or

                 (ii) provided that there are assets of the Corporation legally available therefor and the TCI Ventures Group Available Dividend Amount would have been sufficient to pay a dividend in lieu thereof pursuant to clause (i) of this paragraph 6(b), then:

                          (A) if such Disposition involves all (not merely
                 substantially all) of the properties and assets of the TCI Ventures Group, redeem all outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock in exchange for cash and/or securities or other property (other than Common Stock) in an aggregate amount equal to the product of the Adjusted TCI Ventures Group Outstanding Interest Fraction as of the date of such redemption and the TCI Ventures Group Net Proceeds, such aggregate amount to be allocated (subject to the last sentence of this paragraph 6(b)) to shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock in the ratio of the number of shares of each such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A TCI Ventures Group Common Stock and each share of Series B TCI Ventures Group Common Stock is the same); or

                          (B) if such Disposition involves substantially all
                 (but not all) of the properties and assets of the TCI Ventures Group, apply an aggregate amount of cash and/or securities or other property (other than Common Stock) equal to the product of the TCI Ventures Group Outstanding Interest Fraction as of the date shares are selected for redemption and the TCI Ventures Group Net Proceeds to the redemption of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, such aggregate amount to be allocated (subject to the last sentence of this paragraph 6(b)) to shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock in the ratio of the number of shares of each such series outstanding, and the number of shares of each such series to be redeemed to equal the lesser of (x) the whole number nearest the number determined by dividing the aggregate amount so allocated to the redemption of such series by the average Market Value of one share of Series A TCI Ventures Group Common Stock during the ten-Trading Day period beginning on the 16th Trading Day following the consummation of such Disposition and (y) the number of shares of such series outstanding (so that the amount of consideration paid for the redemption of each share of Series A TCI Ventures Group Common Stock and each share of Series B TCI Ventures Group Common Stock is the same);

         such redemption to be effected in accordance with the applicable provisions of paragraph 6(d) of this Section E; or

                 (iii) convert (A) each outstanding share of Series A TCI Ventures Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series A TCI Group Common Stock and (B) each outstanding share of Series B TCI Ventures Group Common Stock into a number (or fraction) of fully paid and nonassessable shares of Series B TCI Group Common Stock, in each case equal to 110% of the average daily ratio (calculated to the nearest five decimal places) of the Market Value of one share of Series A TCI Ventures Group Common Stock to the Market Value of one share of Series A TCI Group Common Stock during the ten-Trading Day period referred to in clause (ii)(B) of this paragraph 6(b).

         For purposes of this paragraph 6(b):

                 (x) as of any date, "substantially all of the properties and assets of the TCI Ventures Group" shall mean a portion of such properties and assets that represents at least 80% of the then-current market value (as determined by the Board of Directors) of the properties and assets of the TCI Ventures Group as of such date;

                 (y) in the case of a Disposition of properties and assets in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

                 (z) the Corporation may pay the dividend or redemption price referred to in clause (i) or (ii) of this subparagraph 6(b) either in the same form as the proceeds of the Disposition were received or in any other combination of cash or securities or other property (other than Common Stock) that the Board of Directors determines will have an aggregate market value on a fully distributed basis, of not less than the amount of the TCI Ventures Group Net Proceeds. If the dividend or redemption price is paid in the form of securities of an issuer other than the Corporation, the Board of Directors may determine either to (1) pay the dividend or redemption price in the form of separate classes or series of securities, with one class or series of such securities to holders of Series A TCI Ventures Group Common Stock and another class or series of securities to holders of Series B TCI Ventures Group Common Stock, provided that such securities (and, if such securities are convertible into or exercisable or exchangeable for shares of another class or series of securities, the securities so issuable upon such conversion, exercise or exchange) do not differ in any respect other than their relative voting rights and related differences in designation, conversion, redemption and share distribution provisions, with holders of shares of Series B TCI Ventures Group Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock), provided that if such securities constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion, redemption and share distribution provisions between the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, and otherwise such securities shall be distributed on an equal per share basis, or (2) pay the dividend or redemption price in the form of a single class of securities without distinction between the shares received by the holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock.

         (c) CERTAIN PROVISIONS RESPECTING CONVERTIBLE SECURITIES. Unless the provisions of any class or series of Pre-Exchange Offer Securities provide specifically to the contrary, after any Conversion Date or Redemption Date on which all outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock were converted or redeemed, any share of Series A TCI Ventures Group Common Stock that is issued on exchange of any Pre-Exchange Offer Securities shall, immediately upon issuance pursuant to such exchange and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Series A TCI Ventures Group Common Stock, be converted into (in case all such outstanding shares were converted) or redeemed in exchange for (in case all such outstanding shares were redeemed) the kind and amount of shares of capital stock, cash and/or other securities or property that a holder of such Pre-Exchange Offer Securities would have been entitled to receive pursuant to the terms of such securities had such terms provided that the exchange privilege in effect immediately prior to any such conversion or redemption of all outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock would be adjusted so that the holder of any such Pre-Exchange Offer Securities thereafter surrendered for exchange would be entitled to receive the kind and amount of shares of capital stock, cash and/or other securities or property such holder would have received as a result of such action had such securities been exchanged immediately prior thereto. Unless the provisions of any class or series of Convertible Securities (other than Pre-Exchange Offer Securities) which are or become convertible into or exercisable or exchangeable for shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock provide specifically to the contrary, after any Conversion Date or Redemption Date on which all outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock were converted or redeemed, any share of Series

A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock that is issued on conversion, exercise or exchange of any such Convertible Securities will, immediately upon issuance pursuant to such conversion, exercise or exchange and without any notice or any other action on the part of the Corporation or its Board of Directors or the holder of such share of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, be redeemed in exchange for, to the extent assets of the Corporation are legally available therefor, the amount of $.01 per share in cash.

         (d)     GENERAL.

         (i) Not later than the 10th Trading Day following the consummation of a Disposition referred to in subparagraph 6(b) of this Section E, the Corporation shall announce publicly by press release (A) the TCI Ventures Group Net Proceeds of such Disposition, (B) the number of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, (C) the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Exchange Offer Securities), (D) the TCI Ventures Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, and (E) the Adjusted TCI Ventures Group Outstanding Interest Fraction as of a recent date preceding the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the actions specified in clauses (i), (ii) or (iii) of paragraph 6(b) of this Section E it has irrevocably determined to take.

         (ii) If the Corporation determines to pay a dividend pursuant to clause (i) of subparagraph 6(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition,
(B) the anticipated payment date of such dividend (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be distributed in respect of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, (D) the TCI Ventures Group Net Proceeds of such Disposition, (E) the TCI Ventures Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to receive such dividend only if they appropriately convert, exercise or exchange such Convertible Securities prior to the record date referred to in clause (A) of this sentence. Such notice shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation.

         (iii) If the Corporation determines to undertake a redemption of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock following a Disposition of all (not merely substantially all) of the properties and assets of the TCI Ventures Group pursuant to clause
(ii) (A) of paragraph 6(b) of this Section E, the Corporation shall cause to be given to each holder of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth
(A) a statement that all shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding on the Redemption Date shall be redeemed, (B) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding on the Redemption

Date, (D) the TCI Ventures Group Net Proceeds of such Disposition, (E) the Adjusted TCI Ventures Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the place or places where certificates for shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property, (G) the number of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Exchange Offer Securities), and (H) in the case of a notice to holders of Convertible Securities (other than Pre-Exchange Offer Securities), a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 6(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.

         (iv) If the Corporation determines to undertake a redemption of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock following a Disposition of substantially all (but not all) of the properties and assets of the TCI Ventures Group pursuant to clause
(ii)(B) of paragraph 6(b) of this Section E, the Corporation shall, not later than the 30th Trading Day following the consummation of such Disposition, cause to be given to each holder of record of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition which shall be the date on which shares of the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock then outstanding shall be selected for redemption, (B) the anticipated Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition),
(C) the kind of shares of capital stock, cash and/or other securities or property to be paid as a redemption price in respect of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock selected for redemption, (D) the TCI Ventures Group Net Proceeds of such Disposition, (E) the TCI Ventures Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (F) the number of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion or exercise prices thereof, (G) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such selection for redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the date referred to in clause (A) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities if such holders convert, exercise or exchange such Convertible Securities following such date and (H) a statement that the Corporation will not be required to register a transfer of any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (A) of this sentence. Promptly following the date referred to in clause (A) of the preceding sentence, but not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, the Corporation shall cause to be given to each holder of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock to be so redeemed, a notice setting forth (A) the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock held by such holder to be redeemed, (B) a statement that such shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock shall be redeemed, (C) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (D) the kind and per share amount of shares of capital stock, cash and/or other securities or property to be received by such holder with respect to each share of such Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock to be redeemed, including details as to the calculation thereof, and (E) the place or places where certificates for shares of such Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of certificates for shares of such capital stock, cash and/or other securities or property. The notices referred to in this clause
(iv) shall be sent by first-class mail, postage prepaid, at such holder's address as the same appears on the transfer books of the Corporation. The outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock to be redeemed shall be redeemed by the Corporation pro rata among the holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock or by such other method as may be determined by the Board of Directors to be equitable.

         (v) In the event of any conversion pursuant to paragraph 2(e) of this Section E or pursuant to this paragraph 6 (other than pursuant to paragraph 6(c)), the Corporation shall cause to be given to each holder of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock shall be converted, (B) the Conversion Date (which shall not be more than 85 Trading Days following the consummation of such Disposition in the event of a conversion pursuant to paragraph 6(b) and which shall not be more than 120 days after the Appraisal Date in the event of a conversion pursuant to paragraph 2(e)), (C) the per share number of shares of Series A TCI Group Common Stock or Series B TCI Group Common Stock, as applicable, to be received with respect to each share of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, including details as to the calculation thereof, (D) the place or places where certificates for shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered,
(E) the number of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof and (F) in the case of a notice to holders of Convertible Securities, a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such conversion only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Conversion Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 6(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following such Conversion Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Conversion Date, at such holder's address as the same appears on the transfer books of the Corporation.

         (vi) If the Corporation determines to redeem shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock pursuant to subparagraph (a) of this paragraph 6, the Corporation shall promptly cause to be given to each holder of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and to each holder of Convertible Securities convertible into or exercisable or exchangeable for shares of either such series (unless provision for such notice is otherwise made pursuant to the terms of such Convertible Securities), a notice setting forth (A) a statement that all outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock shall be redeemed in exchange for shares of common stock of the TCI Ventures Group Subsidiaries, (B) the Redemption Date, (C) the Adjusted TCI Ventures Group Outstanding Interest Fraction as of a recent date preceding the date of such notice, (D) the place or places where certificates for shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of common stock of the TCI Ventures Group Subsidiaries, (E) the number of outstanding shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and the number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which outstanding Convertible Securities are then convertible, exercisable or exchangeable and the conversion, exercise or exchange prices thereof (and stating which, if any, of such Convertible Securities constitute Pre-Exchange Offer Securities), and (F) in the case of a notice to holders of Convertible Securities (other than Pre-Exchange Offer Securities), a statement to the effect that holders of such Convertible Securities shall be entitled to participate in such redemption only if such holders appropriately convert, exercise or exchange such Convertible Securities on or prior to the Redemption Date referred to in clause (B) of this sentence and a statement as to what, if anything, such holders shall be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, paragraph 6(c) of this Section E if such holders convert, exercise or exchange such Convertible Securities following the Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, not less than 35 Trading Days nor more than 45 Trading Days prior to the Redemption Date, at such holder's address as the same appears on the transfer books of the Corporation.

         (vii) Neither the failure to mail any notice required by this paragraph 6(d) to any particular holder of Series A TCI Ventures Group Common Stock, Series B TCI Ventures Group Common Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock or of Convertible Securities, or the validity of any conversion or redemption.

         (viii) The Corporation shall not be required to issue or deliver fractional shares of any class of capital stock or any fractional securities to any holder of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock upon any conversion, redemption, dividend or other distribution pursuant to paragraph 2(e) of this Section E or pursuant to this paragraph 6. In connection with the determination of the number of shares of any class of capital stock that shall be issuable or the amount of securities that shall be deliverable to any holder of record upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities), the Corporation may aggregate the number of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock held at the relevant time by such holder of record. If the number of shares of any class of capital stock or the amount of securities remaining to be issued or delivered to any holder of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock is a fraction, the Corporation shall, if such fraction is not issued or delivered to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the fair market value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest). For purposes of the preceding sentence, "fair market value" of any fraction shall be (A) in the case of any fraction of a share of capital stock of the Corporation, the product of such fraction and the Market Value of one share of such capital stock and (B) in the case of any other fractional security, such value as is determined by the Board of Directors.

         (ix) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock; provided, however, that if the Conversion Date or the Redemption Date with respect to the Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, notwithstanding the conversion or redemption of such shares or the Corporation's default in payment of the dividend or distribution due on such date.

         (x) Before any holder of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock shall be entitled to receive certificates representing shares of any kind of capital stock or cash and/or securities or other property to be received by such holder with respect to shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock pursuant to paragraph 2(e) of this Section E or pursuant to this paragraph 6, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after such surrender of certificates representing shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock deliver to the person for whose account shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock or cash and/or securities or other property to which such person shall be entitled as aforesaid, together with any payment for fractional securities contemplated by paragraph 6(d)(viii). If less than all of the shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock not redeemed. The Corporation shall not be required to register a transfer of (1) any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock for a period of 15 Trading Days next preceding any selection of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock to be redeemed or (2) any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock selected or called for redemption. Shares selected for redemption may not thereafter be converted pursuant to paragraph 2(c) of this Section E.

         (xi) From and after any applicable Conversion Date or Redemption Date, all rights of a holder of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, to receive certificates representing shares of the kind and amount of capital stock or cash and/or securities or other property for which such shares were converted or redeemed, together with any payment for fractional securities contemplated by paragraph 6(d)(viii) of this Section E and such holder shall have no other or further rights in respect of the shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock so converted or redeemed, including, but not limited to, any rights with respect to any cash, securities or other properties which are reserved or otherwise designated by the Corporation as being held for the satisfaction of the Corporation's obligations to pay or deliver any cash, securities or other property upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date of such conversion or redemption. No holder of a certificate that, immediately prior to the applicable Conversion Date or Redemption Date for the Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, represented shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock shall be entitled to receive any dividend or other distribution with respect to shares of any kind of capital stock into or in exchange for which the Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock was converted or redeemed until surrender of such holder's certificate for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date after the Conversion Date or Redemption Date, as the case may be, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Conversion Date or Redemption Date, as the case may be, for any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, the Corporation shall, however, be entitled to treat the certificates for shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock that have not yet been surrendered for conversion or redemption as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock for which the shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock represented by such certificates shall have been converted or redeemed, notwithstanding the failure to surrender such certificates.

         (xii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on conversion or redemption of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock pursuant to this Section E. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of any shares of capital stock in a name other than that in which the shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock so converted or redeemed were registered and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

7.       Liquidation.

         In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Stock is entitled, (a) the holders of the shares of Series A TCI Group Common Stock and the holders of the shares of Series B TCI Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the Corporation remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio

(expressed as a decimal) of W/Z for the 20-Trading Day period ending on the Trading Day prior to the date of the public announcement of such liquidation, dissolution or winding up, (b) the holders of the shares of Series A Liberty Media Group Common Stock and the holders of the shares of Series B Liberty Media Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the Corporation remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of X/Z for such 20-Trading Day period, and (c) the holders of the shares of Series A TCI Ventures Group Common Stock and the holders of the Series B TCI Ventures Group Common Stock shall share equally, on a share for share basis, in a percentage of the funds of the Corporation remaining for distribution to its common stockholders equal to 100% multiplied by the average daily ratio (expressed as a decimal) of Y/Z for such 20-Trading Day period, where W is the aggregate Market Capitalization of the Series A TCI Group Common Stock and the Series B TCI Group Common Stock, X is the aggregate Market Capitalization of the Series A Liberty Media Group Common Stock and the Series B Liberty Media Group Common Stock, Y is the aggregate Market Capitalization of the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock, and Z is the aggregate Market Capitalization of the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series A TCI Ventures Group Common Stock and the Series B TCI Ventures Group Common Stock. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 7.

 8.      Determinations by the Board of Directors.

         Any determinations made by the Board of Directors under any provision in this Section E shall be final and binding on all stockholders of the Corporation, except as may otherwise be required by law. The Corporation shall prepare a statement of any such determination by the Board of Directors respecting the fair market value of any properties, assets or securities and shall file such statement with the Secretary of the Corporation.

9.       Certain Definitions.

         Unless the context otherwise requires, the terms defined in this paragraph 9 shall have, for all purposes of this Section E, the meanings herein specified:

         "Adjusted Liberty Media Group Outstanding Interest Fraction," as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date, (b) the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date, (c) the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock issuable, determined as of such date, upon conversion, exercise or exchange of Pre-Distribution Convertible Securities and (d) the number of Committed Acquisition Shares issuable, determined as of such date.

         "Adjusted TCI Ventures Group Outstanding Interest Fraction", as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding on such date, (b) the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest as of such date, and (c) the aggregate number of shares of Series A TCI Ventures Group Common Stock issuable, determined as of such date, upon exchange of Pre-Exchange Offer Securities.

         "Appraisal Date," with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, shall mean the last day of the calendar month preceding the month in which the Selection Date occurs.

         "Appraiser" means each of the First Appraiser, the Second Appraiser and the Mutually Designated Appraiser.

         "Committed Acquisition Shares" shall mean (a) the shares of Series A Liberty Media Group Common Stock that the Corporation had, prior to the record date for the Liberty Media Group Distribution, agreed to issue, but as of such record date had not issued, and (b) the shares of Series A Liberty Media Group Common Stock that are issuable upon conversion, exercise or exchange of Convertible Securities that the Corporation had, prior to the record date for the Liberty Media Group Distribution, agreed to issue, but as of such record date has not issued, in each case including obligations of the Corporation to issue shares of the Corporation's Class A Common Stock, par value $1.00 per share, which as a result of the Liberty Media Group Distribution, constitute obligations to issue, among other securities, Series A Liberty Media Group Common Stock or Convertible Securities which are convertible into or exercisable or exchangeable for Series A Liberty Media Group Common Stock; provided, however, that Committed Acquisition Shares shall not include any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock issuable upon conversion, exercise or exchange of Pre-Distribution Convertible Securities. The type and amount of Committed Acquisition Shares issuable shall be appropriately adjusted to reflect subdivisions and combinations of the Series A Liberty Media Group Common Stock and dividends or distributions of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock to holders of Series A Liberty Media Group Common Stock and other reclassifications of the Series A Liberty Media Group Common Stock, in each case occurring (or the record date for which occurs) after the Liberty Media Group Distribution.

         "Conversion Date" shall mean any date fixed by the Board of Directors for a conversion of shares of (i) Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, or (ii) Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, as the case may be, as set forth in a notice to holders of the applicable series of Common Stock pursuant to paragraph 5(d) or 6(d), as applicable, of this Section E.

         "Convertible Securities" shall mean any securities of the Corporation (other than any series of Common Stock) or any Subsidiary thereof that are convertible into, exchangeable for or evidence the right to purchase any shares of any series of Common Stock, whether upon conversion, exercise, exchange, pursuant to antidilution provisions of such securities or otherwise.

         "Corporation Earnings (Loss) Attributable to the Liberty Media Group," for any period, shall mean the net earnings or loss of the Liberty Media Group for such period determined on a basis consistent with the determination of the net earnings or loss of the Liberty Media Group for such period as presented in the combined financial statements of the Liberty Media Group for such period, including income and expenses of the Corporation attributed to the operations of the Liberty Media Group on a substantially consistent basis, including without limitation, corporate administrative costs, net interest and income taxes.

         "Corporation Earnings (Loss) Attributable to the TCI Group," for any period, shall mean the net earnings or loss of the TCI Group for such period determined on a basis consistent with the determination of the net earnings or loss of the TCI Group for such period as presented in the combined financial statements of the TCI Group for such period, including income and expenses of the Corporation attributed to the operations of the TCI Group on a substantially consistent basis, including without limitation, corporate administrative costs, net interest and income taxes.

         "Corporation Earnings (Loss) Attributable to the TCI Ventures Group," for any period, shall mean the net earnings or loss of the TCI Ventures Group for such period determined on a basis consistent with the determination of the net earnings or loss of the TCI Ventures Group for such period as presented in the combined financial statements of the TCI Ventures Group for such period, including income and expenses of the Corporation attributed to the operations of the TCI Ventures Group on a substantially consistent basis, including without limitation, corporate administrative costs, net interest and income taxes.

         "Disposition" shall mean the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of properties or assets.

         "Exchange Offers" means those certain offers made by the Corporation to exchange shares of Series A TCI Ventures Group Common Stock for shares of
Series A TCI Group Common Stock, and to exchange shares of Series

B TCI Ventures Group Common Stock for shares of Series B TCI Group Common Stock, on the terms and subject to the conditions set forth in the Offering Circular, dated ________, 1997, and the related Letter of Transmittal.

         "First Appraiser" means, with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, an investment banking firm of recognized national standing selected by the Corporation to make such determination.

         "Higher Appraised Amount," with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, shall mean the higher of the respective final views of the First Appraiser and the Second Appraiser as to such private market value.

         "Independent Committee" means a committee of the Board of Directors of the Corporation formed in order to select the Second Appraiser, all of whose members are "independent directors" as determined under Nasdaq National Market rules.

         "Liberty Media Group" shall mean, as of any date that any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock have been issued and continue to be outstanding:

                 (a) the interest of the Corporation or of any of its subsidiaries in Liberty Media Corporation or any of its subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective properties and assets,

                 (b) all assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to any of the properties or assets referred to in clause (a) of this sentence, whether or not such assets or liabilities are assets and liabilities of Liberty Media Corporation or any of its subsidiaries (or a successor as described in clause (a) of this sentence),

                 (c) all assets and properties contributed or otherwise transferred to the Liberty Media Group from the TCI Group, and

                 (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the Liberty Media Group, as determined by the Board of Directors;

provided that (i) from and after any dividend or other distribution with respect to any shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock (other than a dividend or other distribution payable in shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest," or in other securities of the Corporation attributed to the Liberty Media Group for which provision shall be made as set forth in the penultimate sentence of this definition), the Liberty Media Group shall no longer include an amount of assets or properties equal to the aggregate amount of such kind of assets or properties so paid in respect of shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock multiplied by a fraction the numerator of which is equal to the Liberty Media Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Liberty Media Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and (ii) from and after any transfer of assets or properties from the Liberty Media Group to the TCI Group, the Liberty Media Group shall no longer include the assets or properties so transferred. If the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock payable in securities of the Corporation attributed to the Liberty Media Group other than Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (i) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to the holders of Series A Liberty

Media Group Common Stock and Series B Liberty Media Group Common Stock, the Liberty Media Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group. The Corporation may also, to the extent any such other securities constitute Convertible Securities which are at the time convertible, exercisable or exchangeable, cause such Convertible Securities deemed to be held by the TCI Group to be deemed to be converted, exercised or exchanged (and to the extent the terms of such Convertible Securities require payment or delivery of consideration in order to effect such conversion, exercise or exchange, the Liberty Media Group shall in such case include an amount of the kind of properties or assets required to be paid or delivered as such consideration for the amount of the Convertible Securities deemed converted, exercised or exchanged as if such Convertible Securities were outstanding), in which case such Convertible Securities shall no longer be deemed to be held by the TCI Group or attributed to the Liberty Media Group.

         "Liberty Media Group Available Dividend Amount," as of any date, shall mean the product of the Liberty Media Group Outstanding Interest Fraction and either: (a) the excess of (i) an amount equal to the total assets of the Liberty Media Group less the total liabilities (not including preferred stock) of the Liberty Media Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock and each class or series of Preferred Stock attributed to the Liberty Media Group or (b) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the Liberty Media Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

         "Liberty Media Group Distribution" shall mean the share distribution of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock made to the holders of record of Series A TCI Group Common Stock and Series B TCI Group Common Stock as of the close of business on August 4, 1995.

         "Liberty Media Group Inter-Group Interest Fraction," as of any date, shall mean a fraction the numerator of which is the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date and (b) the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding as of such date.

         "Liberty Media Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the Liberty Media Group, an amount, if any, equal to the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (i) or (ii), respectively, of paragraph 5(b) of this Section E (or which would have been payable but for the utilization of tax benefits attributable to the TCI Group or the TCI Ventures Group), (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the Liberty Media Group, including, without limitation, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations (without duplication of amounts allocated for the satisfaction of the Corporation's obligations with respect to Pre-Distribution Convertible Securities and Committed Acquisition Shares issuable which are included in the determination of the Adjusted Liberty Media Group Outstanding Interest Fraction) in respect of Preferred Stock attributed to the Liberty Media Group. For purposes of this definition, any properties and assets of the Liberty Media Group remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as can be supported by such properties and assets. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property, including for the purpose of determining the equivalent value thereof if the Board of Directors determines to pay a dividend or redemption price in cash or securities or other property as provided in clause (z) of paragraph 5(b) of this Section E.

         "Liberty Media Group Outstanding Interest Fraction," as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group

Common Stock outstanding on such date and (b) the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest as of such date.

         "Liberty Media Group Private Market Value" shall mean an amount equal to the private market value of the Liberty Media Group as of the Appraisal Date. Each of the First Appraiser, the Second Appraiser and the Mutually Designated Appraiser, if any, shall be instructed to determine the private market value of the Liberty Media Group as of the Appraisal Date based upon the amount a willing purchaser would pay to a willing seller, in an arm's length transaction, if it were acquiring the Liberty Media Group, as if the Liberty Media Group were a publicly traded non-controlled corporation and the purchaser was acquiring all of the capital stock of such corporation, and without consideration of any potential regulatory constraints limiting the potential purchasers of the Liberty Media Group other than that which would have existed if the Liberty Media Group were a publicly traded non-controlled entity.

         "Lower Appraised Amount," with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, shall mean the lower of the respective final views of the First Appraiser and the Second Appraiser as to such private market value.

         "Market Capitalization" of any class or series of capital stock of the Corporation on any Trading Day shall mean the product of (i) the Market Value of one share of such class or series on such Trading Day and (ii) the number of shares of such class or series outstanding on such Trading Day.

         "Market Value" of any class or series of capital stock of the Corporation on any day shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such day (if such day is a Trading Day, and if such day is not a Trading Day, on the Trading Day immediately preceding such day) or in case no such reported sale takes place on such Trading Day the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case on the Nasdaq National Market, or if the shares of such class or series are not quoted on such Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation, or if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the market value of a share of such class or series as determined by the Board of Directors; provided that for purposes of determining the ratios set forth in paragraphs 2(d), 2(e), 5(b), 6(b) and 7 of this Section E, (a) the "Market Value" of any share of any series of Common Stock on any day prior to the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such series of Common Stock shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined by the Board of Directors and
(b) the "Market Value" of any share of any series of Common Stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such series of Common Stock or (ii) the "ex" date or any similar date for any dividend or distribution with respect to any such series of Common Stock in shares of such series of Common Stock shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution.

         "Mutually Appraised Amount," with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, shall mean the determination by the Mutually Designated Appraiser of such private market value.

         "Mutually Designated Appraiser" shall mean, if required with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, the investment banking firm of recognized national standing jointly designated by the First Appraiser and the Second Appraiser to make such determination.

         "Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest" after the Liberty Media Group Distribution shall be zero and shall from time to time thereafter, as applicable, be

                 (a) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Series A Liberty Media Group Common Stock and dividends or distributions of shares of Series A Liberty Media Group Common Stock or Series B

         Liberty Media Group Common Stock to holders of Series A Liberty Media Group Common Stock and other reclassifications of Series A Liberty Media Group Common Stock,

                 (b) decreased (but not to less than zero) by (i) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or sold by the Corporation after the Liberty Media Group Distribution other than Committed Acquisition Shares, the proceeds of which are attributed to the TCI Group, (ii) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or delivered upon conversion, exercise or exchange of Convertible Securities (other than Pre-Distribution Convertible Securities and Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares), the proceeds of which are attributed to the TCI Group, (iii) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or delivered by the Corporation as a dividend or distribution to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, (iv) the aggregate number of shares of Series A Liberty Media Group Common Stock issued or delivered upon the conversion, exercise or exchange of any Convertible Securities (other than Pre-Distribution Convertible Securities and Convertible Securities which are convertible into or exercisable or exchangeable for Committed Acquisition Shares) issued or delivered by the Corporation after the Liberty Media Group Distribution as a dividend or distribution or by reclassification or exchange to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock and (v) the aggregate number of shares of Series A Liberty Media Group Common Stock (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board of Directors) of assets or properties attributed to the Liberty Media Group that are transferred from the Liberty Media Group to the TCI Group in consideration of a reduction in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest, divided by the Market Value of one share of Series A Liberty Media Group Common Stock as of the date of such transfer, and

                 (c) increased by (i) the aggregate number of any shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board of Directors) of assets or properties theretofore attributed to the TCI Group that are contributed to the Liberty Media Group in consideration of an increase in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest, divided by the Market Value of one share of Series A Liberty Media Group Common Stock as of the date of such contribution and (iii) the aggregate number of shares of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock into or for which Convertible Securities are deemed to be converted, exercised or exchanged pursuant to the last sentence of the definition of "TCI Group" in this paragraph 9. The Corporation shall not issue or sell shares of Series B Liberty Media Group Common Stock in respect of a reduction in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest.

         Whenever a change in the Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.

         "Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest" shall initially be ___________ and, immediately following the consummation of the Exchange Offers and the attribution of the TCI Ventures Group Preferred Interest to the TCI Group, shall be zero and thereafter shall from time to time, as applicable, be

                 (a) adjusted as appropriate to reflect subdivisions (by stock split or otherwise) and combinations (by reverse stock split or otherwise) of the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and dividends or distributions of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock to holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock and other reclassifications of the Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock,

                 (b) decreased (but not to less than zero) by (i) the aggregate number of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock issued or sold by the Corporation after the consummation of the Exchange Offers the proceeds of which are attributed to the TCI Group, (ii) the aggregate number of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock issued or delivered upon conversion, exercise or exchange of Convertible Securities (other than Pre-Exchange Offer Securities), the proceeds of which are attributed to the TCI Group, (iii) the aggregate number of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock issued or delivered by the Corporation as a dividend or distribution to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock, (iv) the aggregate number of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock issued or delivered upon the conversion, exercise or exchange of any Convertible Securities (other than Pre-Exchange Offer Securities) issued or delivered by the Corporation after the consummation of the Exchange Offers as a dividend or distribution or by reclassification or exchange to holders of Series A TCI Group Common Stock and Series B TCI Group Common Stock and (v) the aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock (rounded, if necessary, to the nearest whole number), equal to the aggregate fair value (as determined by the Board of Directors) of assets or properties attributed to the TCI Ventures Group that are transferred from the TCI Ventures Group to the TCI Group in consideration of a reduction in the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest, divided by the Market Value of one share of Series A TCI Ventures Group Common Stock as of the date of such transfer, and

                 (c) increased by (i) the aggregate number of any shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock which are retired or otherwise cease to be outstanding following their purchase with funds attributed to the TCI Group, (ii) a number (rounded, if necessary, to the nearest whole number), equal to the fair value (as determined by the Board of Directors) of assets or properties theretofore attributed to the TCI Group that are contributed to the TCI Ventures Group in consideration of an increase in the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest, divided by the Market Value of one share of Series A TCI Ventures Group Common Stock as of the date of such contribution and (iii) the aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock into or for which Convertible Securities are deemed to be converted, exercised or exchanged pursuant to the last sentence of the definition of "TCI Group" in this paragraph 9.

         Whenever a change in the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest occurs, the Corporation shall prepare and file a statement of such change with the Secretary of the Corporation.

         "Pre-Distribution Convertible Securities" shall mean Convertible Securities that were outstanding on the record date for the Liberty Media Group Distribution and were, prior to such date, convertible into or exercisable or exchangeable for shares of the Class A Common Stock, par value $1.00 per share, of the Corporation.

         "Pre-Exchange Offer Securities" shall mean those certain convertible notes due December 12, 2021 issued by TCI UA, Inc., a Subsidiary of the Corporation, which notes were, prior to the consummation of the Exchange Offers, exchangeable for shares of Series A TCI Group Common Stock and Series A Liberty Media Group Common Stock.

         "Qualifying Subsidiary" shall mean a Subsidiary of the Corporation in which (x) the Corporation's ownership and voting interest is sufficient to satisfy the requirements of the Internal Revenue Service for a distribution of the Corporation's interest in such Subsidiary to the holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock that is tax free to such holders or (y) the Corporation owns, directly or indirectly, all of the issued and outstanding capital stock.

[Note: If both the TCI Ventures Group Stock Proposal and the Liberty Media Group Amendment Proposal are approved by stockholders, the definition of "Qualifying Subsidiary" will instead be amended to read as set forth in Annex II-B.]

         "Redemption Date" shall mean any date fixed for a redemption or purchase of shares of (i) Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock or (ii) Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, as the case may be, as set forth in a notice to holders of such series pursuant to this Certificate.

         "Related Business Transaction" shall mean any Disposition of all or substantially all of the properties and assets of the Liberty Media Group or the TCI Ventures Group, as the case may be, in which the Corporation receives as proceeds of such Disposition primarily equity securities (including, without limitation, capital stock, convertible securities, partnership or limited partnership interests and other types of equity securities, without regard to the voting power or contractual or other management or governance rights related to such equity securities) of the purchaser or acquiror of such assets and properties of the Liberty Media Group or the TCI Ventures Group, as the case may be, any entity which succeeds (by merger, formation of a joint venture enterprise or otherwise) to such assets and properties of the Liberty Media Group or the TCI Ventures Group, as the case may be, or a third party issuer, which purchaser, acquiror or other issuer is engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by the Liberty Media Group or the TCI Ventures Group, as the case may be, prior to such Disposition, as determined in good faith by the Board of Directors.

         "Second Appraiser" means, with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, an investment banking firm of recognized national standing selected by the Independent Committee to make such determination.

         "Selection Date," with respect to any determination of the Liberty Media Group Private Market Value or the TCI Ventures Group Private Market Value, shall mean the date upon which the Second Appraiser for such determination is selected by the Independent Committee.

         "Subsidiary" shall mean, with respect to any person or entity, any corporation or partnership 50% or more of whose outstanding voting securities or partnership interests, as the case may be, are directly or indirectly owned by such person or entity.

         "TCI Group" shall mean, as of any date:

                 (a) the interest of the Corporation or any of its subsidiaries in all of the businesses in which the Corporation or any of its subsidiaries (or any of their predecessors or successors) is or has been engaged, directly or indirectly, and the respective assets and liabilities of the Corporation or any of its subsidiaries, other than any businesses, assets or liabilities of the Liberty Media Group or the TCI Ventures Group;

                 (b) a proportionate interest in the businesses, assets and liabilities of the Liberty Media Group equal to the Liberty Media Group Inter-Group Interest Fraction as of such date;

                 (c) a proportionate interest in the businesses, assets and liabilities of the TCI Ventures Group equal to the TCI Ventures Group Inter-Group Interest Fraction as of such date;

                 (d) from and after any dividend or other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock (other than a dividend or other distribution payable in shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the Liberty Media Group Inter-Group Interest," or in other securities of the Corporation attributed to the Liberty Media Group, for which provision shall be made as set forth in the penultimate sentence of this definition), an amount of assets or properties theretofore included in the Liberty Media Group equal to the aggregate amount of such kind of assets or properties so paid in respect of such dividend or other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock multiplied by a fraction the numerator of which is equal to the Liberty Media Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the Liberty Media Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution; and

                 (e) from and after any dividend or other distribution with respect to shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock (other than a dividend or other distribution payable in shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest," or in other securities of the Corporation attributed to the TCI Ventures Group, for which provision shall be made as set forth in the penultimate sentence of this definition), an amount of assets or properties theretofore included in the TCI Ventures Group equal to the aggregate amount of such kind of assets or properties so paid in respect of such dividend or other distribution with respect to shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock multiplied by a fraction the numerator of which is equal to the TCI Ventures Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the TCI Ventures Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution;

                 (f) any assets or properties transferred from the Liberty Media Group or the TCI Ventures Group to the TCI Group; and

                 (g)      the TCI Ventures Group Preferred Interest;

provided that, from and after any contribution or transfer of any assets or properties from the TCI Group to the Liberty Media Group or the TCI Ventures Group, the TCI Group shall no longer include such assets or properties so contributed or transferred (other than pursuant to its interest in the businesses, assets and liabilities of the Liberty Media Group or the TCI Ventures Group pursuant to clauses (b) or (c), respectively, above). If (1) the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A Liberty Media Group Common Stock or Series B Liberty Media Group Common Stock payable in other securities of the Corporation attributed to the Liberty Media Group, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (d) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to holders of Series A Liberty Media Group Common Stock and Series B Liberty Media Group Common Stock, the TCI Group shall include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group, or (2) the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock payable in other securities of the Corporation attributed to the TCI Ventures Group, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (e) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, the TCI Group shall include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group. The Corporation may also, to the extent any such other securities constitute Convertible Securities which are at the time convertible, exercisable or exchangeable, cause such Convertible Securities deemed to be held by the TCI Group to be deemed to be converted, exercised or exchanged (and to the extent the terms of such Convertible Securities require payment or delivery of consideration in order to effect such conversion, exercise or exchange, the TCI Group shall in such case no longer include an amount of the kind of properties or assets required to be paid or delivered as such consideration for the amount of the Convertible Securities deemed converted, exercised or exchanged as if such Convertible Securities were outstanding), in which case such Convertible Securities shall no longer be deemed to be held by the TCI Group or attributed to the Liberty Media Group or the TCI Ventures Group.

         "TCI Group Available Dividend Amount," as of any date, shall mean either: (a) the excess of (i) an amount equal to the total assets of the TCI Group less the total liabilities (not including preferred stock) of the TCI

         Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock and each class or series of Preferred Stock attributed to the TCI Group or (b) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the TCI Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

         "TCI Ventures Group" shall mean, as of any date that any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock have been issued and continue to be outstanding:

                 (a) the interest of the Corporation or of any of its subsidiaries in any of the following Persons or any of their respective subsidiaries (including any successor thereto by merger, consolidation or sale of all or substantially all of its assets, whether or not in connection with a Related Business Transaction) and their respective properties and assets: TCI Ventures Group, LLC, Tele-Communications International, Inc., TCI Telephony Holdings, Inc., New Jersey Fiber Technologies, L.P., Louisville Lightwave, Western Tele-Communications, Inc., TCI GCI, Inc., TCI UVSG, Inc., Acclaim Entertainment, Inc., TCI TSX, Inc., Intessera, Inc., TCI-TVGOS, Inc., TCI MCNS Holdings, Inc., TCI ETC Holdings, Inc., TCI Internet Holdings, Inc., TCI Online Sports Holdings, Inc., TCI Online Village Holdings, Inc., TCI INZ Sports Holdings, Inc., TCI Netscape Holdings, Inc., TCI Java, Inc., National Digital Television Center, Inc., TCI SUMMITRAK of Texas, Inc., TCI SUMMITrak LLC, DigiVentures, LLC, Kitty Hawk Capital Limited
         Partners, II, New Enterprise Associates IV, Limited Partnership, Venture First II, L.P., TVSM, Inc.,

                 (b) all assets and liabilities of the Corporation or any of its subsidiaries to the extent attributed to any of the properties or assets referred to in clause (a) of this sentence, whether or not such assets or liabilities are assets and liabilities of any of the Persons named in clause (a) or any of their respective subsidiaries (or any successor as described in clause (a) of this sentence),

                 (c) all assets and properties contributed or otherwise transferred to the TCI Ventures Group from the TCI Group, and

                 (d) the interest of the Corporation or any of its subsidiaries in the businesses, assets and liabilities acquired by the Corporation or any of its subsidiaries for the TCI Ventures Group, as determined by the Board of Directors;

provided that (i) from and after any dividend or other distribution with respect to any shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock (other than a dividend or other distribution payable in shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock, with respect to which adjustment shall be made as provided in clause (a) of the definition of "Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest," or in other securities of the Corporation attributed to the TCI Ventures Group for which provision shall be made as set forth in the penultimate sentence of this definition), the TCI Ventures Group shall no longer include an amount of assets or properties equal to the aggregate amount of such kind of assets or properties so paid in respect of shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock multiplied by a fraction the numerator of which is equal to the TCI Ventures Group Inter-Group Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and the denominator of which is equal to the TCI Ventures Group Outstanding Interest Fraction in effect immediately prior to the record date for such dividend or other distribution and (ii) from and after any transfer of assets or properties from the TCI Ventures Group to the TCI Group, the TCI Ventures Group shall no longer include the assets or properties so transferred. If the Corporation shall pay a dividend or make any other distribution with respect to shares of Series A TCI Ventures Group Common Stock or Series B TCI Ventures Group Common Stock payable in securities of the Corporation attributed to the TCI Ventures Group other than Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, the TCI Group shall be deemed to hold an amount of such other securities equal to the amount so distributed multiplied by the fraction specified in clause (i) of this definition (determined as of a time immediately prior to the record date for such dividend or other distribution), and to the extent interest or dividends are paid or other distributions are made on such other securities so distributed to the holders of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock, the TCI Ventures Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends or other distributions in respect of such securities so deemed to be held by the TCI Group. The Corporation may also, to the extent any such other securities constitute Convertible Securities which are at the time convertible, exercisable or exchangeable, cause such Convertible Securities deemed to be held by the TCI Group to be deemed to be converted, exercised or exchanged (and to the extent the terms of such Convertible Securities require payment or delivery of consideration in order to effect such conversion, exercise or exchange, the TCI Ventures Group shall in such case include an amount of the kind of properties or assets required to be paid or delivered as such consideration for the amount of the Convertible Securities deemed converted, exercised or exchanged as if such Convertible Securities were outstanding), in which case such Convertible Securities shall no longer be deemed to be held by the TCI Group or attributed to the TCI Ventures Group.

         "TCI Ventures Group Available Dividend Amount," as of any date, shall mean the product of the TCI Ventures Group Outstanding Interest Fraction and either: (a) the excess of (i) an amount equal to the total assets of the TCI Ventures Group less the total liabilities (not including preferred stock) of the TCI Ventures Group as of such date over (ii) the aggregate par value of, or any greater amount determined to be capital in respect of, all outstanding shares of Series A TCI Ventures Group Common Stock, Series B TCI Ventures Group Common Stock, each class or series of Preferred Stock attributed to the TCI Ventures Group and the TCI Ventures Group Preferred Interest or (b) in case there is no such excess, an amount equal to the Corporation Earnings (Loss) Attributable to the TCI Ventures Group (if positive) for the fiscal year in which such date occurs and/or the preceding fiscal year.

         "TCI Ventures Group Inter-Group Interest Fraction," as of any date, shall mean a fraction the numerator of which is the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest as of such date and the denominator of which is the sum of (a) such Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest as of such date and (b) the aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding as of such date.

         "TCI Ventures Group Net Proceeds" shall mean, as of any date, with respect to any Disposition of any of the properties and assets of the TCI Ventures Group, an amount, if any, equal to the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by the Corporation in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to clause (i) or (ii), respectively, of paragraph 6(b) of this Section E (or which would have been payable but for the utilization of tax benefits attributable to the TCI Group or the Liberty Media Group), (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (c) any liabilities and other obligations (contingent or otherwise) of, or attributed to, the TCI Ventures Group, including, without limitation, any indemnity or guarantee obligations incurred in connection with the Disposition or any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends and other obligations (without duplication of amounts allocated for the satisfaction of the Corporation's obligations with respect to Pre-Exchange Offer Securities which are included in the determination of the Adjusted TCI Ventures Group Outstanding Interest Fraction) in respect of Preferred Stock attributed to the TCI Ventures Group and in respect of the TCI Ventures Group Preferred Interest. For purposes of this definition, any properties and assets of the TCI Ventures Group remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as can be supported by such properties and assets. To the extent the proceeds of any Disposition include any securities or other property other than cash, the Board of Directors shall determine the value of such securities or property, including for the purpose of determining the equivalent value thereof if the Board of Directors determines to pay a dividend or redemption price in cash or securities or other property as provided in clause (z) of paragraph 6(b) of this Section E.

         "TCI Ventures Group Outstanding Interest Fraction," as of any date, shall mean a fraction the numerator of which is the aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding on such date and the denominator of which is the sum of (a) such aggregate number of shares of Series A TCI Ventures Group Common Stock and Series B TCI Ventures Group Common Stock outstanding on such date and
(b) the Number of Shares Issuable with Respect to the TCI Ventures Group Inter-Group Interest as of such date.

         "TCI Ventures Group Preferred Interest" means the preferred equity interest in the TCI Ventures Group that shall be attributed to the TCI Group following the consummation of the Exchange Offers if the number of shares of Series A TCI Group Common Stock validly tendered pursuant to the Exchange
Offers and not withdrawn is less
than _______ (the amount of such shortfall being the "Series A Number"), or if the number of shares of Series B TCI Group Common Stock validly tendered pursuant to the Exchange Offers and not withdrawn is less than ________ (the amount of such shortfall being the "Series B Number"). The stated liquidation value of the TCI Ventures Group Preferred Interest, if any, shall equal the product of (x) the sum of the Series A Number and the Series B Number, multiplied by (y) the Market Value of the Series A TCI Group Common Stock on the last Trading Day preceding the consummation of the Exchange Offers. The TCI Group will be entitled to receive cumulative dividends on the TCI Ventures Group Preferred Interest, which shall accrue at the rate of 5% per annum of the Liquidation Preference thereof, from the date the Exchange Offers are consummated to and including the date that the TCI Ventures Group makes the Liquidation Preference available to the TCI Group. Accrued dividends on the TCI Venture Group Preferred Interest shall accumulate and compound annually (but not be payable currently) until the fifth anniversary of the closing of the Exchange Offers. On and after such fifth anniversary, accrued dividends shall be payable annually on each anniversary of the closing of the Exchange Offers and will accumulate and compound to the extent not paid on any such anniversary. When dividends become payable currently thay may be paid either through the transfer of cash or other assets from the TCI Ventures Group to the TCI Group or through the reduction of amounts owed by the TCI Group to the TCI Ventures Group. The Liquidation Preference of the TCI Ventures Group Preferred Interest as of any relevant date shall be an amount equal to the sum of (a) the stated liquidation value of the TCI Ventures Group Preferred Interest plus (b) an amount equal to all dividends accrued thereon as of any annual dividend payment date that have not been paid on such date (which dividends shall remain a part of the Liquidation Preference until such accrued dividends and all dividends accrued thereto have been paid in full), plus (c) for purposes of determining the amounts payable with respect to the TCI Ventures Group Preferred Interest upon redemption thereof or the liquidation, dissolution and winding up of the TCI Ventures Group, an amount equal to all unpaid dividends accrued during the period from the immediately preceding dividend payment date to such date. The TCI Ventures Group Preferred Interest shall be redeemed in full on the fifteenth
(15th) anniversary of the consummation of the Exchange Offers, and may be redeemed, in whole or in part, at the discretion of the Board of Directors at any time prior thereto, for a redemption price, payable in cash, equal to the Liquidation Preference thereof as of the redemption date.

         "TCI Ventures Group Private Market Value" shall mean an amount equal to the private market value of the TCI Ventures Group as of the Appraisal Date. Each of the First Appraiser, the Second Appraiser and the Mutually Designated Appraiser, if any, shall be instructed to determine the private market value of the TCI Ventures Group as of the Appraisal Date based upon the amount a willing purchaser would pay to a willing seller, in an arm's length transaction, if it were acquiring the TCI Ventures Group, as if the TCI Ventures Group were a publicly traded non-controlled corporation and the purchaser was acquiring all of the capital stock of such corporation, and without consideration of any potential regulatory constraints limiting the potential purchasers of the TCI Ventures Group other than that which would have existed if the TCI Ventures Group were a publicly traded non-controlled entity.

         "Trading Day" shall mean each weekday other than any day on which any relevant class or series of capital stock of the Corporation is not traded on the Nasdaq National Market System or in the over-the-counter market.

SECTION C OF ARTICLE V OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS PROPOSED TO BE AMENDED PURSUANT TO THE TCI VENTURES GROUP STOCK PROPOSAL TO READ IN ITS ENTIRETY AS FOLLOWS:

                                   "SECTION C

                              REMOVAL OF DIRECTORS

         Subject to the rights of the holders of any class or series of Preferred Stock, directors may be removed from office only for cause (as hereinafter defined) upon the affirmative vote of the holders of 66 2/3% of the total voting power of the then outstanding shares of Series A TCI Group Common Stock, Series B TCI Group Common Stock, Series A Liberty Media Group Common Stock, Series B Liberty Media Group Common Stock, Series A TCI Ventures Group Common Stock, Series B TCI Ventures Group Common Stock and any class or series of Preferred Stock entitled to vote at an election of directors, voting together as a single class. Except as may be provided by law, "cause" for removal, for purposes of this Section C, shall exist only if: (i) the director whose removal is proposed has been convicted of a felony, or has been granted immunity to testify in an action where another has been convicted of a felony, by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has become mentally incompetent, whether or not so adjudicated, which mental incompetence directly affects his ability as a director of the Corporation, as determined by at least 66 2/3% of the members of the Board of Directors then in office (other than such director); or
(iii) such director's actions or failure to act have been determined by at least 66 2/3% of the members of the Board of Directors then in office (other than such director) to be in derogation of the director's duties."

SECTION A OF ARTICLE VIII OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION IS PROPOSED TO BE AMENDED PURSUANT TO THE TCI VENTURES GROUP STOCK PROPOSAL TO READ IN ITS ENTIRETY AS FOLLOWS:

                                 "ARTICLE VIII

                            MEETINGS OF STOCKHOLDERS

                                   SECTION A

                          ANNUAL AND SPECIAL MEETINGS

         Subject to the rights of the holders of any class or series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided in the terms of any class or series of Preferred Stock or unless otherwise prescribed by law or by another provision of this Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, shall be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the outstanding Voting Securities (as hereinafter defined) or (ii) at the request of at least 75% of the members of the Board of Directors then in office. The term "Voting Securities" shall include the Series A TCI Group Common Stock, the Series B TCI Group Common Stock, the Series A Liberty Media Group Common Stock, the Series B Liberty Media Group Common Stock, the Series A TCI Ventures Group Common Stock, the Series B TCI Ventures Group Common Stock and any class or series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters which may be submitted to a vote of stockholders at any annual meeting or special meeting thereof."